UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2008
                                                        ------------------


                              JACK IN THE BOX INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                 95-2698708
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 (State or other jurisdiction   (Commission File         (I.R.S. Employer
      of incorporation)              Number)          Identification Number)


  9330 BALBOA AVENUE, SAN DIEGO, CA                         92123
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(Address of principal executive offices)                  (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           ------------------------------------------------------------------
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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     (b) On September 12, 2008, George Fellows informed the Company that he would resign from the Board effective September 12, 2008. Mr. Fellows decided to resign due to outside commitments making it impossible to commit sufficient amounts of time to the Board. He did not cite any disagreement on any matter relating to the Company's operations, policies or practices.




                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.
                                             By:   JERRY P. REBEL
                                                   --------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: September 12, 2008


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